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                 AMENDMENT NO. ONE TO BUSINESS LOAN AGREEMENT


          This Amendment No. One (the "Amendment") dated as of April 30, 1996, is between Bank of America National Trust and Savings Association (the "Bank") and Hollywood Park, Inc. (the "Borrower").

                                 RECITALS
                                 --------

          A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 14, 1995 (the "Agreement").

          B.  The Bank and the Borrower desire to amend the Agreement.

                                 AGREEMENT
                                 ---------

          1.  Definitions.  Capitalized terms used but not defined in this
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Amendment shall have the meaning given to them in the Agreement.

          2.  Amendments.  The Agreement is hereby amended as follows:
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          2.1 In Subparagraph 1.8(i), the number "365" is substituted for the number "395".

          2.2 In Paragraph 2.2, the date "July 1, 1996" is substituted for the date "May 1, 1996".

          2.3 In Subparagraph 2.4(b), the date "August 1, 1996" is substituted for the date "June 1, 1996" and the date "July 1, 2003" is substituted for the date "May 1, 2003".

          2.4  In the column entitled "Amount" in Paragraph 7.3 A, the amount
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"$144,500,000" is amended to read "$137,500,000" in both places it appears.

          2.5  In the column entitled "Amount" in Paragraph 7.3 B, the amount
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"$165,000,000" is amended to read "$152,500,000" in both places it appears.

          3.  Representations and Warranties.  When the Borrower signs this
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Amendment, the Borrower represents and warrants to the

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Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, except that the Borrower has notified the Bank that it will not be in compliance with the provisions of Paragraph 7.6 A. of the Agreement, as of March 31, 1996, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

          4.  Effect of Amendment.  Except as provided in this Amendment, all of
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the terms and conditions of the Agreement shall remain in full force and effect.

          This Amendment is executed as of the date stated at the beginning of this Amendment.


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By: /s/ Sheryl Bond
                                  --------------------------------------

                              Title: Vice President


                              HOLLYWOOD PARK, INC.


                              By: /s/ R.D. Hubbard
                                  --------------------------------------
                                  R.D. Hubbard
                              Title: Chairman of the Board and
                              Chief Executive Officer


                              By: /s/ G.Michael Finnigan
                                  --------------------------------------
                                  G. Michael Finnigan
                              Title: Executive Vice President and
                              Chief Financial Officer

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